EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the registration statement on Form S-3 (File No. 333-59597) of Lakehead Pipe Line Company, Limited Partnership of our report dated January 7, 2000 relating to the financial statements, which appear in this Form 10-K.

                      PricewaterhouseCoopers LLP
                      Minneapolis, Minnesota
                      November 15, 2000